UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):January 20, 2000

                    Wasatch Interactive Learning Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


       Washington                  000-23180                  911253514
       ----------                  ---------                  ---------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


         5250 South Commerce Drive Suite 101 Salt Lake City, Utah 84107
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 261-1001
                                 --------------
               Registrant's telephone number, including area code


                                AG Holdings, Inc.
                               -------------------
                    Former Name, if Changed Since Last Report


              83-888 Ave. 51 (Box 1130), Thermal, California 92774
              ----------------------------------------------------
                  Former Address, if Changed Since Last Report

         Explanatory Note

         This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for January 20, 2000 of Wasatch Interactive Learning Corporation (the "Company") is submitted in order to provide the required Financial Statements of the Company and AG Holdings, Inc. under Item 7 of Form 8-K. Therefore, the Company hereby amends its Form 8-K in accordance with rule 12b-15 under the Securities Exchange Act of 1934.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

              The audited balance sheets of Wasatch Interactive Learning Corporation as of September 30, 1999, February 28, 1999 and February 28, 1998 and the related statements of operations, stockholders' deficit and cash flows for the periods then ended.

(b)      Pro Forma Financial Information

         Combined pro forma balance sheet as of January 31, 2000 and statement of operations for the period ended January 31, 2000 of A. G. Holdings, Inc. and Wasatch Interactive Learning Corporation complete with accompanying pro-forma footnotes as required under Item 7(b) of Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WASATCH INTERACTIVE
                                           LEARNING CORPORATION
                                           (Registrant)



Date: April 4, 2000                        By: __/s/_____________________
                                           Barbara Morris, President

                    WASATCH INTERACTIVE LEARNING CORPORATION
                              Financial Statements
               September 30, 1999 and February 28, 1999 and 1998

                          INDEPENDENT AUDITORS' REPORT






To the Board of Directors
of Wasatch Interactive Learning Corporation


We have audited the balance sheet of Wasatch Interactive Learning Corporation as of September 30, 1999 and February 28, 1999 and 1998, and the related statements of operations, stockholders' deficit, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wasatch Interactive Learning Corporation as of September 30, 1999 and February 28, 1999 and 1998, and the results of its operations and its cash flows for the periods then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company has a working capital deficit and has sustained operating losses since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                       TANNER+CO.

Salt Lake City, Utah
October 29, 1999 except
for note 7, which is
dated December 9, 1999


                                                                  WASATCH INTERACTIVE LEARNING CORPORATION
                                                                                             Balance Sheet

----------------------------------------------------------------------------------------------------------



                                                                                      February 28,
                                                           September 30,     -----------------------------
         Assets                                                1999             1999            1998
         ------                                         --------------------------------------------------

Current assets:
     Cash                                               $        1,939      $            -   $     953,018
     Receivables, net                                          234,628             174,185          80,458
     Inventory                                                       -                   -          22,506
     Other                                                       9,986               9,986          28,639
                                                        --------------------------------------------------

                  Total current assets                         246,553             184,171       1,084,621

Property and equipment, net                                     84,045              95,495         153,617
License agreement, net                                         725,000             900,000       1,200,000
                                                        --------------------------------------------------

                                                        $    1,055,598      $    1,179,666   $   2,438,238
                                                        --------------------------------------------------

----------------------------------------------------------------------------------------------------------

         Liabilities and Stockholders' Deficit
         -------------------------------------

Current liabilities:
     Note payable                                       $      375,658      $      416,894   $     509,445
     Cash overdraft                                                  -              15,556               -
     Accounts payable                                           58,325              84,023         117,841
     Accrued expenses                                        1,585,538           1,316,091         901,670
     Deferred revenue                                          111,835             128,228         113,600
     Current portion of long-term debt                         467,347             499,552         347,675
                                                        --------------------------------------------------

                  Total current liabilities                  2,598,703           2,460,344       1,990,231

Long-term debt                                                  62,154              80,123         146,713
                                                        --------------------------------------------------

                  Total liabilities                          2,660,857           2,540,467       2,136,944
                                                        --------------------------------------------------

Commitments                                                          -                   -               -

Stockholders' deficit:
     Common stock, no par value, 20,000,000
       shares authorized; 15,000,000 shares
       issued and outstanding                                1,500,000           1,500,000       1,500,000
     Accumulated deficit                                    (3,105,259)         (2,860,801)     (1,198,706)
                                                        --------------------------------------------------

              Total stockholders' deficit                   (1,605,259)         (1,360,801)        301,294
                                                        --------------------------------------------------

                                                        $    1,055,598      $    1,179,666   $   2,438,238
                                                        --------------------------------------------------



---------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.                                                          1



                                                                  WASATCH INTERACTIVE LEARNING CORPORATION
                                                                                   Statement of Operations

----------------------------------------------------------------------------------------------------------




                                                                                              Period
                                                                                           February 14,
                                                                                               1997
                                                                                             (Commen-
                                                       Seven Months                         cement of
                                                           Ended          Year Ended      Operations) to
                                                       September 30,     February 28,      February 28,
                                                            1999             1999              1998
                                                    ------------------------------------------------------


Net sales                                           $      1,076,967   $    1,947,461     $      2,889,101
                                                    ------------------------------------------------------

Costs and expenses:
     Costs of sales                                          326,489        1,138,685            1,105,394
     Research and development                                367,128          820,197              801,943
     Selling general and administrative                      567,717        1,553,766            2,067,215
                                                    ------------------------------------------------------

                                                           1,261,334        3,512,648            3,974,552
                                                    ------------------------------------------------------

              Loss from operations                          (184,367)      (1,565,187)          (1,085,451)

Interest expense                                             (60,091)         (96,908)            (113,255)
                                                    ------------------------------------------------------

              Loss before benefit for
                income taxes                                (244,458)      (1,662,095)          (1,198,706)
                                                    ------------------------------------------------------

Benefit for income taxes                                           -                -                    -
                                                    ------------------------------------------------------

              Net loss                              $       (244,458)  $   (1,662,095)    $     (1,198,706)
                                                    ------------------------------------------------------





----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.                                                          2



                                                                  WASATCH INTERACTIVE LEARNING CORPORATION
                                                                        Statement of Stockholders' Deficit

                                                                 Seven Months Ended September 30, 1999 and
                                                 Year Ended February 28, 1999 and Period February 14, 1997
                                                         (commencement of operations) to February 28, 1998
----------------------------------------------------------------------------------------------------------







                                                   Common Stock
                                         -----------------------------      Accumulated
                                              Shares          Amount          Deficit          Total
                                         -----------------------------------------------------------------

Balance at February 14, 1997
(commencement of operations)                         -    $          -     $          -    $           -

Issuance of common stock for cash           15,000,000       1,500,000                -        1,500,000

Net loss                                             -               -       (1,198,706)      (1,198,706)
                                         -----------------------------------------------------------------

Balance at February 28, 1998                15,000,000       1,500,000       (1,198,706)         301,294

Net loss                                             -               -       (1,662,095)      (1,662,095)
                                         -----------------------------------------------------------------

Balance at February 28, 1999                15,000,000       1,500,000       (2,860,801)      (1,360,801)

Net loss                                             -               -         (244,458)        (244,458)
                                         -----------------------------------------------------------------

Balance at September 30, 1999               15,000,000    $  1,500,000     $ (3,105,259)   $  (1,605,259)
                                         -----------------------------------------------------------------



----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.                                                          3




                                                                  WASATCH INTERACTIVE LEARNING CORPORATION
                                                                                   Statement of Cash Flows

----------------------------------------------------------------------------------------------------------


                                                                                               Period
                                                           Seven Months                     February 14,
                                                               Ended         Year Ended       1997 to
                                                           September 30,    February 28,    February 28,
                                                                1999             1999           1998
                                                        --------------------------------------------------

Cash flows from operating activities:
     Net loss                                           $      (244,458)    $ (1,662,095)   $   (1,198,706)
     Adjustments to reconcile net loss to net
       cash provided by (used in)
       operating activities:
         Depreciation and amortization                          221,195          374,668           363,852
         Provision for losses on receivables                     (5,000)         (10,000)           15,000
         (Increase) decrease in:
              Receivables                                       (55,443)         (83,727)          (95,458)
              Inventory                                               -           22,506           (22,506)
              Other assets                                            -           18,653           (28,639)
         Increase (decrease) in:
              Cash overdraft                                    (15,556)          15,556                 -
              Accounts payable                                  (25,698)         (33,818)          117,841
              Accrued expenses                                  269,447          414,421           757,340
              Deferred revenue                                  (16,393)          14,628           113,600
                                                        --------------------------------------------------

                  Net cash provided by (used in)
                  operating activities                          128,094         (929,208)           22,324
                                                        --------------------------------------------------

Cash flows from investing activities-                                 -                -                 -
                                                        --------------------------------------------------

Cash flows from financing activities:
     Proceeds from issuance of stock                                  -                -         1,500,000
     Payments on notes payable                                  (41,236)         (92,551)         (990,555)
     Proceeds from long-term debt                                     -          184,453           496,000
     Payments on long-term debt                                 (84,919)        (115,712)          (74,751)
                                                        --------------------------------------------------

                  Net cash (used in) provided by
                  financing activities                         (126,155)         (23,810)          930,694
                                                        --------------------------------------------------

Net increase (decrease) in cash                                   1,939         (953,018)          953,018

Cash, beginning of period                                             -          953,018                 -
                                                        --------------------------------------------------

Cash, end of period                                     $         1,939     $          -    $      953,018
                                                        --------------------------------------------------

----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.                                                         4


                                                   Notes to Financial Statements

                               September 30, 1999 and February 28, 1999 and 1998
--------------------------------------------------------------------------------


1.   Organization and Significant Accounting Policies

Organization

Wasatch Interactive Learning Corporation (the Company) was organized in July 1996, but did not commence operations until February 14, 1997. The Company's primary business is the development and sales of computer software and related services for use by educational institutions.


Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates in the Preparation of Financial Statements The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions, primarily related to software revenue recognition, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.


Inventories

Inventories are valued at the lower of cost or market, cost being determined on the first-in, first-out method.


--------------------------------------------------------------------------------
                                                                               5

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Organization and Significant Accounting Policies Continued

Property and Equipment

Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization on capital leases and property and equipment is determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in net income.


License Agreement

The license agreement reflects the payment of cash in exchange for certain rights to market and sell software to the education market. The license agreement is being amortized on a straight-line basis over five years.


Income Taxes

Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to depreciation, amortization and accrued liabilities.


Revenue Recognition and Deferred Revenue

Revenue from software sales is generally recognized when the software has been shipped, collectibility is probable, and there are no significant obligations remaining.

Revenue attributable to software support and enhancements is recognized ratably over the contracts life, generally within twelve months.


2.   Going Concern

The accompanying financial statements of Wasatch Interactive Learning Corporation have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. There are uncertainties that raise substantial doubt about the ability of the Company to continue as a going concern. As shown in the financial statements, the Company has a working capital deficit, has reported net losses since inception and has a stockholders' deficit.


--------------------------------------------------------------------------------
                                                                               6

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



2.   Going Concern Continued

The Company's continuation as a going concern is dependent upon its ability to satisfactorily meet its debt obligations, secure adequate new financing and generate sufficient cash flows from operations to meet its obligations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Management has entered into a plan where it is pursuing other financing and searching for additional business opportunities. It is not known if the Company will be successful.


3.   Receivables

Receivables are comprised of the following:


                                                    February 28,
                           September 30,  ---------------------------------
                              1999              1999             1998
                      -----------------------------------------------------

Trade receivables     $         234,628   $      179,185   $         95,458
Allowance for
  doubtful accounts                   -           (5,000)           (15,000)
                      -----------------------------------------------------

                      $         234,628   $      174,185   $         80,458
                      -----------------------------------------------------


4.   Property and Equipment

Property and equipment consists of the following:


                                                    February 28,
                           September 30,  ---------------------------------
                               1999              1999             1998
                      -----------------------------------------------------

Computers and
  equipment           $         249,317   $      214,572   $        198,026
Office furniture and
  fixtures                       19,443           19,443             19,443
                      -----------------------------------------------------

                                268,760          234,015            217,469

Less accumulated
  depreciation
  and amortization             (184,715)        (138,520)           (63,852)
                      -----------------------------------------------------

                      $          84,045   $       95,495   $        153,617
                      -----------------------------------------------------


--------------------------------------------------------------------------------
                                                                               7

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



5.   License Agreement

The license agreement consists of the following:


                                                    February 28,
                           September 30,  ---------------------------------
                              1999              1999             1998
                      -----------------------------------------------------

Software License
  Agreement           $       1,500,000   $    1,500,000   $      1,500,000

Less accumulated
  amortization                 (775,000)        (600,000)          (300,000)
                      -----------------------------------------------------

                      $         725,000   $      900,000   $      1,200,000
                      -----------------------------------------------------


6.   Accrued Expenses

Accrued expenses consist of the following:


                                                        February 28,
                             September 30,     ----------------------------
                                1999                  1999          1998
                            -----------------------------------------------

Officers' compensation
  (two officers)            $     618,749      $    443,749    $    193,749
Royalties                         584,795           551,050         503,721
Commissions                       177,572           148,359          87,202
Reimbursable
  expenses                        140,251           109,677          57,663
Payroll and benefits               36,125            41,918          58,855
Other                              28,046            21,338             480
                            -----------------------------------------------

                            $   1,585,538      $  1,316,091    $    901,670
                            -----------------------------------------------


7.   Note Payable

The Company has a bank line-of-credit agreement which allows the Company to borrow a maximum of $500,000 at an interest rate equal to the bank's prime rate plus 2.50%. The line-of-credit matured on November 1, 1999, is secured by the assets of the Company and had outstanding balances of $375,658 and $416,894 at September 30, 1999 and February 28, 1999, respectively. As of December 9, 1999, the bank has modified the terms of the agreement. The modification extends the due date until March 31, 2000, waives certain loan covenants and reduces the maximum loan amount by $100,000 per month beginning December 31, 1999.

--------------------------------------------------------------------------------
                                                                               8

                                       WASATCH IN TERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



7.   Note Payable Continued

During the period ended February 28, 1998, the Company maintained a bank line-of-credit which allowed the Company to borrow a maximum amount of $1,500,000 at an interest rate equal to the bank's prime rate plus 2.50%. The line of credit matured on March 1, 1998 and had an outstanding balance of $509,445 at February 28, 1998. The line-of-credit has since been paid in full and a new line-of-credit agreement, referred to above, was established with the same bank.

8.   Long-Term Debt

Long-term debt is comprised of the following:


                                                          February 28,
                                 September 30,      ----------------------------
                                     1999             1999             1998
                              --------------------------------------------------

Note payable to the
Company's president,
due on demand, including
interest at 12%,
unsecured                     $       246,000    $     246,000     $   246,000

Note payable to the
Company's president,
due on demand, with
interest of 6%, unsecured              73,953           73,953               -

Note  payable to a  financial
institution  in monthly
installments  of $8,207,
including  interest  at 11%,
secured  by  accounts
receivable,  inventory  and
property and equipment, due
March 31, 2000                         55,399          107,369         189,091


--------------------------------------------------------------------------------
                                                                               9

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------




8.   Long-term Debt Continued

                                                          February 28,
                                 September 30,     ----------------------------
                                     1999             1999            1998
                              --------------------------------------------------

Note payable to a
shareholder, due on
demand, including
interest of 6%, unsecure               50,000           50,000               -

Note  payable  to a
financial  institution,
in monthly  installments
of $790, including
interest at 9.5%,
secured by the retirement
assets of a shareholder,
due September 23, 2003                 22,033           31,592               -

Note  payable  to a
financial  institution,
in monthly  installments
of $481, including interest
at 9.5%,  secured by the
retirement  assets of the
Company's president,
due September 23, 2003                 13,419           19,241               -

Capital lease obligations
(see note 9)                           68,697           51,520          59,297
                              --------------------------------------------------

                                      529,501          579,675         494,388

Less current portion                 (467,347)        (499,552)       (347,675)
                              --------------------------------------------------

                              $        62,154    $      80,123     $   146,713
                              --------------------------------------------------



--------------------------------------------------------------------------------
                                                                              10

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------




8.   Long-term Debt Continued

Future maturities of long-term debt are as follows:


     Years Ending February 28:                                      Amount
                                                              ------------------

                           2000                               $          467,347
                           2001                                           26,686
                           2002                                           19,028
                           2003                                            8,198
                           2004                                            8,242
                                                              ------------------

                                                              $          529,501
                                                              ------------------



9.   Capital Lease Obligations

The Company leases certain office equipment and furniture, under noncancellable capital leases. The terms of the leases include options to purchase the equipment at the end of the lease, and have imputed interest rates ranging from 11.00% to 18%.


Future minimum lease payments as of September 30, 1999 are as follows:


     Years Ending February 28:                                      Amount
                                                              ------------------

     2000                                                     $          36,743
     2001                                                                16,591
     2002                                                                12,042
     2003                                                                 9,566
     2004                                                                 8,742
                                                              ------------------

                                                                         83,684

     Less amount representing interest                                  (14,987)
                                                              ------------------

     Present value of future minimum lease payments           $          68,697
                                                              ------------------



--------------------------------------------------------------------------------
                                                                              11

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------




9.   Capital Lease Obligations Continued

Property and equipment under capital lease are as follows:


                                                        February 28,
                             September 30,     ------------------------------
                                  1999             1999           1998
                            -------------------------------------------------

Computers and
  equipment                 $      104,987     $     70,241   $        53,695
Office furniture and
  fixtures                          19,443           19,433            19,433
                            -------------------------------------------------

                                   124,430           89,674            73,128

     Less accumulated
     amortization                  (60,431)         (42,300)         (15,742)
                            -------------------------------------------------

                            $       63,999    $      47,374   $        57,386
                            -------------------------------------------------

Amortization expense for the periods ended September 30, 1999, February 28, 1999 and February 28, 1998 was $18,131, $26,558 and $15,742, respectively.


10.  Income Taxes

The benefit for income taxes differs from the amount computed at federal statutory rates as follows:


                                                                  Period
                               Seven Months                    February 14,
                                   Ended         Year Ended       1997 to
                               September 30,    February 28,   February 14,
                                   1999             1999           1998
                            -------------------------------------------------

Income tax benefit at
  statutory rates           $        83,000    $    565,000   $       408,000
Other                                (3,000)         (1,000)           (3,000)
Change in valuation
  allowance                         (80,000)       (564,000)         (405,000)
                            -------------------------------------------------

                            $             -    $          -   $            -
                            -------------------------------------------------



--------------------------------------------------------------------------------
                                                                              12

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



10.  Income Taxes Continued

Deferred tax assets consist of the following:



                                                         February 28,
                               September 30,     ----------------------------
                                   1999             1999           1998
                            -------------------------------------------------

Net operating loss
  carryforward              $       856,000     $   821,000    $      323,000
Excess book
  depreciation and
  amortization over
  tax                               190,000         144,000            75,000
Other accrued
  liabilities                         3,000           2,000             2,000
Bad debt reserve                          -           2,000             5,000
                            -------------------------------------------------

                                  1,049,000         969,000           405,000

Valuation allowance              (1,049,000)       (969,000)         (405,000)
                            -------------------------------------------------

                            $             -     $         -    $            -

                            -------------------------------------------------



At September 30, 1999, the Company has net operating loss carryforwards for tax purposes of approximately $2,518,000 which are available to offset future taxable income. The net operating loss carryforwards begin to expire in 2017. Should a change of more than 50 percent in the Company's ownership occur, any future benefits from such carryforwards may be substantially lost. A valuation allowance has been established for the net deferred tax asset due to the uncertainty of realization.


11.  Supplemental Cash Flow Information

September 30, 1999

The Company purchased property and equipment in the amount of $34,745 with long-term debt.


February 28, 1999

The Company purchased property and equipment in the amount of $16,546 with long-term debt.


--------------------------------------------------------------------------------
                                                                              13

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



11.  Supplemental Cash Flow Information Continued

February 29, 1998

During the period ended February 28, 1998, the Company acquired assets and assumed certain liabilities from a company in Utah with a note payable. The net assets purchased with the note payable consist of the following:


Property and equipment                                    $         144,330
License agreement                                                 1,500,000
Accrued liabilities                                                (144,330)
                                                          -----------------

               Net assets purchased with note payable     $       1,500,000
                                                          -----------------

The Company purchased property and equipment in the amount of $73,139 with long-term debt.


Supplemental Disclosures of Cash Flow Information:

Operations reflect actual amounts paid for interest and income taxes as follows:


                                                                  Period
                               Seven Months                    February 14,
                                   Ended         Year Ended       1997 to
                               September 30,    February 28,   February 28,
                                   1999             1999           1998
                            -------------------------------------------------

Interest paid               $         42,223    $      87,786  $     113,255
                            -------------------------------------------------

Income taxes paid           $              -    $           -  $           -

                            -------------------------------------------------



12.  Commitments and Contingencies

Operating Lease

The Company's offices consist of approximately 6,600 square feet of rentable office space in Salt Lake City, Utah. The Company leases the space pursuant to a lease agreement which terminates on March 30, 2002 or sooner if the Company provides the lessor with twelve months prior written notice. Under this lease, the Company recognized rent expense of $59,535, $143,100, and $189,382 for the periods ended September 30, 1999 and February 28, 1999 and 1998, respectively.


--------------------------------------------------------------------------------
                                                                              14

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



12.  Commitments and Contingencies Continued

Future minimum payments under the operating lease are as follows:


Year Ending                                                    Amount
                                                          -----------------

     2000                                                 $         101,229
     2001                                                           106,290
     2002                                                            54,441
                                                          -----------------

     Future minimum lease payments                        $         261,960
                                                          -----------------



Royalty Agreements

The Company has entered into an agreement with Wasatch Education Systems Corporation for a perpetual, worldwide software license requiring the payment of royalties for a period of five years based on a percentage of sales of software licensed to the Company. The Company can purchase an exclusive right to sell to the educational market by paying a minimum royalty of $500,000 per year for four years. The Company has purchased exclusivity for two years. The third year purchase of exclusivity is due April 15, 2000. At September 30, 1999, royalties accrued plus royalties already paid exceeded the actual royalty due by approximately $637,000. Under the agreement, if the Company decided to not maintain exclusivity, the excess royalties paid could be applied to future royalty payments. Total royalty expense was $32,045 for the periods ended September 30, 1999 and $500,000 for each of the periods ended February 28, 1999 and 1998.


In addition, the Company has entered into an agreement with First Byte, a California corporation, to license certain technology. A royalty is due for each unit of software sold by the Company that incorporates the First Byte technology. Royalty expense under this agreement for the periods ended September 30, 1999 and February 28, 1998 and 1999 totaled $1,700, $4,560, and $-0-, respectively.


--------------------------------------------------------------------------------
                                                                              15

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



12.  Commitments and Contingencies Continued

Stock Options

The Company has issued options to six of its key employees to purchase Company shares. The option agreements allow each employee to purchase 14,000 shares of the Company's stock at an exercise price of $1. The options can only be exercised in connection with conditions related to a potential change in control of the Company. The options expire on August 15, 2002.


13.  Profit Sharing Plan

The Company has a 401(k) retirement savings plan (the Plan). All full-time employees who are at least 18 years of age and have a minimum of eight months of service are eligible to participate. The Plan allows for matching contributions by the Company which are limited to two percent of the employee's gross wages up to certain limits. The Company made no contributions to the Plan for the periods ended September 30, 1999, February 28, 1999 and February 28, 1998.


14.  Related Party Transactions

The Company has notes payable to the Company's two officers and a shareholder. The Company also has notes payable to a financial institution that are secured by the retirement assets of the Company's two officers and a shareholder, as described in note 8.

The Company has accrued salaries payable to the Company's president and an officer of the Company totaling $618,749, $443,749, and $193,749 at September 30, 1999, and February 28, 1999 and 1998, respectively.

The Company has accrued reimbursable expenses payable to the Company's president and an officer of the Company in the amount of $140,251, $109,677, and $57,663 at September 30, 1999 and February 28, 1999 and 1998, respectively.


--------------------------------------------------------------------------------
                                                                              16

                                        WASATCH INTERACTIVE LEARNING CORPORATION

                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



15.  Major Customers

Sales of computer software and related services to major customers are as follows for the periods ended:


                                                        February 28,
                             September 30, ------------------------------------
Major Customers                 1999              1999              1998
-------------------------------------------------------------------------------

School A                    $     170,000   $          -        $              -
School B                    $      93,800   $          -        $              -
School C                    $           -   $    256,840        $              -
School D                    $           -   $    218,490        $              -
School E                    $           -   $         -         $        142,000
School F                    $           -   $         -         $        118,780
Company A                   $           -   $         -         $        800,000



16.  Fair Value of Financial Instruments

None of the Company's financial instruments (primarily receivables, accounts payable and long-term debt) are held for trading purposes. The Company estimates that the fair value of all financial instruments at September 30, 1999, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


--------------------------------------------------------------------------------
                                                                              17

AG Holdings, Inc./Wasatch Interactive Learning Corporation
Combined Proforma Balance Sheet



                                                                       Wasatch                                    Wasatch
                                                       AG Holdings   Interactive     Combination Entries        Interactive
                      Assets                          01/31/2000     01/31/2000     Debit          Credit        Combined
                                                    ------------------------------                              ------------
Current Assets
Cash                                                $            -   $   108,584  $   150,000  1  $         -    $   258,584
Trade Receivables                                                -       291,755            -               -        291,755
Note Receivable                                                  -             -      150,000  2            -        150,000
Prepaids                                                         -         9,986            -               -          9,986
                                                    ------------------------------------------------------------------------
Total Current Assets                                             -       410,325      300,000               -        710,325

Property & Equipment                                             -        87,297            -               -         87,297
License Agreement                                                -       625,000            -               -        625,000
                                                    ------------------------------------------------------------------------
Total Other Assets                                               -       712,297            -               -        712,297

                                                    ========================================================================
Total Assets                                        $            -   $ 1,122,622  $   300,000     $         -    $ 1,422,622
                                                    ========================================================================


Liabilities & Stockholders Equity

Current Liabilities
Accounts Payable                                    $        5,353   $    48,718  $         -     $         -    $    54,071
Deferred Revenue                                                 -        82,913            -               -         82,913
Accrued Expenses                                            22,813     2,242,862       10,629  3            -
                                                                                    1,051,445  4            -      1,203,601
                                                    ------------------------------------------------------------------------
Total Current Liabilities                                   28,166     2,374,493    1,062,074               -      1,340,585

Long-Term Debt                                                   -        69,579            -               -         69,579
                                                    ------------------------------------------------------------------------

Total Liabilities                                           28,166     2,444,072    1,062,074               -      1,410,164


Stockholders Equity
Common Stock                                                   313     1,720,000    3,071,084  5      150,000  1
                                                                                            -         150,000  2
                                                                                            -              76  3
                                                                                            -       1,051,445  4         750

Additional Paid-in-Capital                                 517,542             -      546,021  5    3,081,637  5   3,053,158

Retained Earnings/(Deficit)                               (546,021)   (3,041,450)           -         546,021  5  (3,041,450)
                                                    ------------------------------------------------------------------------
Total Stockholders Deficit                                 (28,166)   (1,321,450)   3,617,105       4,829,179         12,458

                                                    ========================================================================
Total Liabilities & Stockholders Equity             $            -   $ 1,122,622  $ 4,679,179     $ 4,829,179    $ 1,422,622
                                                    ========================================================================


AG Holdings, Inc./Wasatch Interactive Learning Corporation
Combined Proforma Statement of Operations



                                                                       Wasatch
                                                      AG Holdings    Interactive                                  Wasatch
                                                       9 months      11 months        Combination Entries       Interactive
                                                    ended 1/31/2000 ended 1/31/2000  Debit          Credit        Combined
                                                    ------------------------------                              ------------

Net Sales                                           $            -   $  1,747,435    $     -      $        -    $ 1,747,435

Costs of Goods Sold                                              -        495,973          -               -        495,973
                                                    -----------------------------------------------------------------------

Gross Profit                                                     -      1,251,462          -               -      1,251,462

Other Costs & Expenses
     Research & Development                                      -        505,086          -               -        505,086
     Sales & Marketing                                           -        392,924          -               -        392,924
     Selling, General & Administrative                      47,354        466,178          -               -        513,532
                                                    -----------------------------------------------------------------------
                                                            47,354      1,364,188          -               -      1,411,542

                                                    -----------------------------------------------------------------------
Income/(Loss) From Operations                              (47,354)      (112,726)         -               -       (160,080)

Interest Expense                                                 -         68,895          -               -         68,895

Gain/(Loss) - Asset Dispositions                                              972          -               -            972
                                                    -----------------------------------------------------------------------

Income/(Loss) Before Provision for Income Taxes            (47,354)      (180,649)         -               -       (228,003)

Provision for Income Taxes                                       -              -          -               -              -

                                                    =======================================================================
Net Income/(Loss)                                   $      (47,354)  $   (180,649)   $     -      $        -    $  (228,003)
                                                    =======================================================================

           AG Holdings, Inc./Wasatch Interactive Learning Corporation
                       1/31/00 Combined Proforma Footnotes


The Agreement and Plan of Reorganization was entered into on January 20, 2000.

The effective date of the merger was February 10, 2000.

The merger was a reverse acquisition.

In consideration of the merger, AG Holdings issued 3,605,205 shares of AG Holdings common stock to the shareholders of Wasatch Interactive Learning Corporation, representing 48% of the shares outstanding after such original issue.

The authorized capital stock of the combined entity, Wasatch Interactive Learning Corporation consists of 100,000,000 shares of common stock, with a par value of $.0001, of which 7,500,000 shares are issued and outstanding as of the date of the merger.

Combination entry #1 records the issuance of 150,000 shares of Wasatch Interactive Learning Corporation stock on 1/17/00 in exchange for $150,000 cash.

Combination entry #2 records the issuance of 150,000 shares of Wasatch Interactive Learning Corporation stock on 1/17/00 in exchange for a $150,000 promissory note.

Combination entry #3 records the issuance of 764,717 shares of AG Holdings, Inc. stock on 1/17/00 in exchange for debt forgiveness totaling $10,629.

Combination entry #4 records the issuance of 400,816 shares of Wasatch Interactive Learning Corporation stock on 1/17/00 in exchange for forgiveness of debt of $393,946 and forgiveness of accrued wages since inception of $657,499.

Combination entry #5 adjusts stated capital and retained earnings deficit to that of Wasatch Interactive Learning Corporation which will be the ongoing operating entity.